UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2015 (June 26, 2015)

US FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-185732	36-3642294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 500

Rosemont, IL 60018

(Address of principal executive offices)

(847) 720-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

The disclosure set forth below under Item 1.02 of this Form 8-K is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement

On June 26, 2015, USF Holding Corp., a Delaware corporation (“USF”), which owns all of the outstanding shares of common stock of US Foods, Inc. (the “Company”), Sysco Corporation (“Sysco”), and two merger subsidiaries of Sysco (“Merger Subs”) entered into an Agreement and Release (the “Termination Agreement”) to terminate the Agreement and Plan of Merger, dated December 8, 2013, among Sysco, USF and the Merger Subs (the “Merger Agreement”). Upon the termination of the Merger Agreement, the Asset Purchase Agreement, dated February 2, 2015, among Sysco, USF, the Company, certain subsidiaries of the Company and Performance Food Group, Inc. (the “APA”) automatically terminated.

The parties mutually agreed to terminate the Merger Agreement following the decision of the U.S. District Court for the District of Columbia to grant the Federal Trade Commission’s request for a preliminary injunction to block the transactions contemplated by the Merger Agreement.

Sysco has paid a termination fee of $300 million to USF in connection with the termination of the Merger Agreement. The foregoing description of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Termination Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Upon the termination of the Merger Agreement, the APA automatically terminated. The Company has paid a termination fee of $12.5 million to Performance Food Group, Inc. pursuant to the terms of the APA. Additionally, upon the termination of the Merger Agreement, the indenture with respect to the 8.5% unsecured Senior Notes due June 30, 2019 reverted to its prior form as if the amendments that modified certain definitions in such indenture had never become operative.

Item 8.01.	Other Information.

On June 29, 2015, USF issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Agreement and Release, dated June 26, 2015, among USF Holding Corp., Sysco Corporation, Scorpion Corporation I, Inc. and Scorpion Company II, LLC.

99.1	Press Release dated June 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 30, 2015	US Foods, Inc.

	By:	/s/ Juliette Pryor
Juliette Pryor
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Release, dated June 26, 2015, among USF Holding Corp., Sysco Corporation, Scorpion Corporation I, Inc. and Scorpion Company II, LLC.

99.1	Press Release dated June 29, 2015.